UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2016

MARTIN CURRIE

INTERNATIONAL UNCONSTRAINED EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Martin Currie International Unconstrained Equity Fund for the six-month reporting period ended November 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 30, 2016

II	Martin Currie International Unconstrained Equity Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended November 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s final reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.5%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, smaller decreases in state and local government spending and an upturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on November 30, 2016, the unemployment rate was 4.6%, as reported by the U.S. Department of Labor. This represented the lowest level since August 2007. The percentage of longer-term unemployed also declined over the period. In November 2016, 24.8% of Americans looking for a job had been out of work for more than six months, versus 25.8% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates that 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

Martin Currie International Unconstrained Equity Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at every meeting prior to its meeting in mid-December 2016. On December 14, 2016, after the reporting period ended, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — after the reporting period ended — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

Q. What factors impacted the U.S. stock market during the six months ended November 30, 2016?

A. The U.S. stock market was volatile at times, but generated positive results during the first four months of the reporting period. Investor sentiment was solid as U.S. economic data was generally positive and the Fed reduced its expectations for rate hikes in 2016. While the market fell sharply in the immediate wake of the June 23, 2016 Brexit vote, those losses were recouped at the end of the month. After a setback in October 2016 — triggered by mixed third quarter corporate profit results and uncertainties surrounding the November U.S. elections — the market rallied sharply in November 2016. This turnaround was prompted by expectations for improving economic growth an increase in

IV	Martin Currie International Unconstrained Equity Fund

infrastructure spending and a rollback for certain government regulations. All told, for the six months ended November 30, 2016, the S&P 500 Indexix gained 6.01%.

Looking at the U.S. stock market more closely, small-cap stocks, as measured by the Russell 2000 Indexx, generated the strongest returns, as they gained 15.37% over the reporting period. In contrast, large-cap stocks generated the weakest results with the Russell 1000 Indexxi returning 6.26%, whereas mid-cap stocks, as measured by the Russell Midcap Indexxii, rose 7.14%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxiii and Russell 3000 Valuexiv Indices, returned 4.46% and 9.44%, respectively, during the six months ended November 30, 2016.

Q. How did the international stock market perform during the reporting period?

A. International equities were also volatile and generated a negative return during the reporting period. Developed market equities, as measured by the MSCI EAFE Indexxv, declined during the first month of the reporting period, rose over the next three months and declined over the last two months of the six-month period. These gyrations were partially driven by concerns over global growth, fluctuating oil prices, the uncertainties related to Brexit and uncertainties related to the repercussions of the U.S. elections in November 2016. All told, the MSCI EAFE Index returned -1.25% during the six-month period and were not immune to the market’s gyrations. The MSCI Emerging Markets Indexxvi rose during each of the first five months of the reporting period. However, the asset class gave back most if its gains in November 2016 as investor demand weakened and the U.S. dollar rallied sharply. For the six months ended November 30, 2016, the MSCI Emerging Markets Index gained 8.42%.

Performance review

For the six months ended November 30, 2016, Class A shares of Martin Currie International Unconstrained Equity Fund, excluding sales charges, returned -4.85%. The Fund’s unmanaged benchmark, the MSCI All-Country World Index ex-U.S.xvii, returned 1.36% for the same period. The Lipper International Large-Cap Growth Funds Category Average1 returned -2.02% over the same time frame.

Performance Snapshot as of November 30, 2016 (unaudited)
(excluding sales charges)	6 months
Martin Currie International Unconstrained Equity Fund:
Class A	-4.85%
Class I	-4.75%
Class IS	-4.65%
MSCI All-Country World Index ex-U.S.	1.36%
Lipper International Large-Cap Growth Funds Category Average[1]	-2.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 122 funds in the Fund’s Lipper category, and excluding sales charges, if any.

Martin Currie International Unconstrained Equity Fund	V

Investment commentary (cont’d)

than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is not managed relative to any benchmark or index. As such, any comparison of the Fund’s performance to that of a benchmark or index is not likely to be meaningful. The benchmark performance stated is for informational purposes only.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2016, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 8.96%, 8.72% and 8.68%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.35% for Class A shares, 1.00% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 30, 2016

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may be significantly overweight or underweight in certain companies, industries or market sectors, which

VI	Martin Currie International Unconstrained Equity Fund

may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or sectors. International investments are subject to special risks including currency fluctuations as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. Derivatives, such as warrants and other synthetic instruments, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. In addition to the Fund’s operating expenses, the Fund will indirectly bear the operating expenses of any underlying funds. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Views expressed may differ from those of the firm as a whole.

Martin Currie International Unconstrained Equity Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[x]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

xii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

xiii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xiv

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xvi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xvii	The MSCI All-Country World Index ex-U.S. (“MSCI ACWI ex-U.S.”) is a market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

VIII	Martin Currie International Unconstrained Equity Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2016 and May 31, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2016 and held for the six months ended November 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.85%	$1,000.00	$951.50	1.18%	$5.77	Class A	5.00%	$1,000.00	$1,019.15	1.18%	$5.97
Class I	-4.75	1,000.00	952.50	0.95	4.65	Class I	5.00	1,000.00	1,020.31	0.95	4.81
Class IS	-4.65	1,000.00	953.50	0.90	4.41	Class IS	5.00	1,000.00	1,020.56	0.90	4.56

2	Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report

[1]	For the six months ended November 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2016

Martin Currie International Unconstrained Equity Fund

Security	Shares	Value
Common Stocks — 96.2%
Consumer Discretionary — 14.0%
Media — 2.3%
Sky PLC	8,897	$86,940	(a)
Specialty Retail — 4.2%
Industria de Diseno Textil SA	4,673	159,443	(a)
Textiles, Apparel & Luxury Goods — 7.5%
Compagnie Financiere Richemont SA, Registered Shares	1,941	126,861	(a)
Hermes International	395	162,783	(a)
Total Textiles, Apparel & Luxury Goods		289,644
Total Consumer Discretionary		536,027
Consumer Staples — 17.5%
Food Products — 4.5%
Kerry Group PLC, Class A Shares	2,417	171,196	(a)
Household Products — 3.4%
Reckitt Benckiser Group PLC	1,541	130,144	(a)
Personal Products — 6.0%
L’Oreal SA	574	97,809	(a)
Unilever NV, CVA	3,276	131,042	(a)
Total Personal Products		228,851
Tobacco — 3.6%
British American Tobacco PLC	2,560	140,389	(a)
Total Consumer Staples		670,580
Financials — 8.8%
Insurance — 8.8%
AIA Group Ltd.	29,800	181,462	(a)
Prudential PLC	7,971	154,010	(a)
Total Financials		335,472
Health Care — 21.5%
Biotechnology — 3.8%
CSL Ltd.	2,008	145,143	(a)
Health Care Equipment & Supplies — 6.9%
Coloplast A/S, Class B Shares	1,806	114,430	(a)
Essilor International SA	1,406	148,941	(a)
Total Health Care Equipment & Supplies		263,371
Life Sciences Tools & Services — 4.3%
Mettler-Toledo International Inc.	400	164,808	*
Pharmaceuticals — 6.5%
Novo Nordisk A/S, Class B Shares	3,335	112,595	(a)

See Notes to Financial Statements.

4	Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report

Martin Currie International Unconstrained Equity Fund

Security	Shares	Value
Pharmaceuticals — continued
Roche Holding AG	626	$139,202	(a)
Total Pharmaceuticals		251,797
Total Health Care		825,119
Industrials — 12.4%
Building Products — 3.4%
Geberit AG, Registered Shares	332	131,142	(a)
Machinery — 6.0%
Atlas Copco AB, Class A Shares	4,131	124,568	(a)
Kone OYJ, Class B Shares	2,395	105,494	(a)
Total Machinery		230,062
Professional Services — 3.0%
SGS SA, Registered Shares	57	114,288	(a)
Total Industrials		475,492
Information Technology — 12.7%
IT Services — 4.3%
Cognizant Technology Solutions Corp., Class A Shares	3,000	165,240	*
Semiconductors & Semiconductor Equipment — 3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	26,000	148,975	(a)
Software — 4.5%
Check Point Software Technologies Ltd.	2,100	172,893	*
Total Information Technology		487,108
Materials — 3.7%
Chemicals — 3.7%
Croda International PLC	3,511	143,020	(a)
Telecommunication Services — 5.6%
Diversified Telecommunication Services — 2.6%
Singapore Telecommunications Ltd.	38,100	100,140	(a)
Wireless Telecommunication Services — 3.0%
China Mobile Ltd.	10,500	114,831	(a)
Total Telecommunication Services		214,971
Total Investments — 96.2% (Cost — $3,982,495#)		3,687,789
Other Assets in Excess of Liabilities — 3.8%		145,580
Total Net Assets — 100.0%		$3,833,369

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Martin Currie International Unconstrained Equity Fund

Abbreviation used in this schedule:
CVA	— Certificaaten van aandelen (Share Certificates)

Summary of Investments by Country**
United Kingdom	21.3%
Switzerland	13.9
France	11.1
United States	9.0
Denmark	6.2
Hong Kong	4.9
Israel	4.7
Ireland	4.6
Spain	4.3
Taiwan	4.0
Australia	3.9
Sweden	3.4
China	3.1
Finland	2.9
Singapore	2.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2016 and are subject to change.

See Notes to Financial Statements.

6	Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2016

Assets:
Investments, at value (Cost — $3,982,495)	$3,687,789
Foreign currency, at value (Cost — $5,921)	5,801
Cash	204,059
Receivable from investment manager	19,697
Dividends and interest receivable	5,024
Prepaid expenses	16,476
Total Assets	3,938,846

Liabilities:
Payable for offering costs	44,799
Service and/or distribution fees payable	22
Payable for Fund shares repurchased	15
Trustees’ fees payable	11
Accrued expenses	60,630
Total Liabilities	105,477
Total Net Assets	$3,833,369

Net Assets:
Par value (Note 6)	$4
Paid-in capital in excess of par value	4,054,286
Undistributed net investment income	43,769
Accumulated net realized gain on investments and foreign currency transactions	30,369
Net unrealized depreciation on investments and foreign currencies	(295,059)
Total Net Assets	$3,833,369

Net Assets:
Class A	$107,801
Class I	$140,137
Class IS	$3,585,431

Shares Outstanding:
Class A	11,458
Class I	14,855
Class IS	380,000

Net Asset Value:
Class A (and redemption price)	$9.41
Class I (and redemption price)	$9.43
Class IS (and redemption price)	$9.44
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.98

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended November 30, 2016

Investment Income:
Dividends	$34,663
Interest	545
Less: Foreign taxes withheld	(3,231)
Total Investment Income	31,977

Expenses:
Offering costs (Note 1)	72,119
Audit and tax fees	21,042
Investment management fee (Note 2)	15,105
Registration fees	10,398
Shareholder reports	9,900
Fund accounting fees	8,757
Legal fees	6,180
Custody fees	4,711
Trustees’ fees	219
Service and/or distribution fees (Notes 2 and 5)	136
Insurance	74
Transfer agent fees (Note 5)	73
Miscellaneous expenses	3,817
Total Expenses	152,531
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(134,225)
Net Expenses	18,306
Net Investment Income	13,671

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	68,453
Foreign currency transactions	(5,120)
Net Realized Gain	63,333
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(267,536)
Foreign currencies	(345)
Change in Net Unrealized Appreciation (Depreciation)	(267,881)
Net Loss on Investments and Foreign Currency Transactions	(204,548)
Decrease in Net Assets From Operations	$(190,877)

See Notes to Financial Statements.

8	Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2016 (unaudited) and the Period Ended May 31, 2016	November 30	May 31[1]

Operations:
Net investment income	$13,671	$32,068
Net realized gain (loss)	63,333	(44,724)
Change in net unrealized appreciation (depreciation)	(267,881)	(27,178)
Decrease in Net Assets From Operations	(190,877)	(39,834)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	59,095	4,005,000
Cost of shares repurchased	(15)	—
Increase in Net Assets From Fund Share Transactions	59,080	4,005,000
Increase (Decrease) in Net Assets	(131,797)	3,965,166

Net Assets:
Beginning of period	3,965,166	—
End of period*	$3,833,369	$3,965,166
*Includes undistributed net investment income of:	$43,769	$30,098

[1]	For the period November 30, 2015 (inception date) to May 31, 2016.

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report	9

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2016[3]

Net asset value, beginning of period	$9.89	$10.00

Income (loss) from operations:
Net investment income	0.02	0.07
Net realized and unrealized loss	(0.50)	(0.18)
Total loss from operations	(0.48)	(0.11)

Net asset value, end of period	$9.41	$9.89
Total return[4]	(4.85)%	(1.10)%

Net assets, end of period (000s)	$108	$99

Ratios to average net assets:
Gross expenses[5]	7.84%	9.89%
Net expenses[5,6,7]	1.18	1.19
Net investment income[5]	0.42	1.38

Portfolio turnover rate	9%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period November 30, 2015 (inception date) to May 31, 2016.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

10	Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2016[3]

Net asset value, beginning of period	$9.90	$10.00

Income (loss) from operations:
Net investment income	0.03	0.08
Net realized and unrealized loss	(0.50)	(0.18)
Total loss from operations	(0.47)	(0.10)

Net asset value, end of period	$9.43	$9.90
Total return[4]	(4.75)%	(1.00)%

Net assets, end of period (000s)	$140	$104

Ratios to average net assets:
Gross expenses[5]	7.62%	9.61%
Net expenses[5,6,7]	0.95	0.91
Net investment income[5]	0.62	1.68

Portfolio turnover rate	9%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period November 30, 2015 (inception date) to May 31, 2016.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report	11

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2016[2]	2016[3]

Net asset value, beginning of period	$9.90	$10.00

Income (loss) from operations:
Net investment income	0.03	0.08
Net realized and unrealized loss	(0.49)	(0.18)
Total loss from operations	(0.46)	(0.10)

Net asset value, end of period	$9.44	$9.90
Total return[4]	(4.65)%	(1.00)%

Net assets, end of period (000s)	$3,585	$3,762

Ratios to average net assets:
Gross expenses[5]	7.56%	9.61%
Net expenses[5,6,7]	0.90	0.90
Net investment income[5]	0.69	1.68

Portfolio turnover rate	9%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2016 (unaudited).

[3]	For the period November 30, 2015 (inception date) to May 31, 2016.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Martin Currie International Unconstrained Equity Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14	Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	—	$536,027	—	$536,027
Consumer staples	—	670,580	—	670,580
Financials	—	335,472	—	335,472
Health care	$164,808	660,311	—	825,119
Industrials	—	475,492	—	475,492
Information technology	338,133	148,975	—	487,108
Materials	—	143,020	—	143,020
Telecommunication services	—	214,971	—	214,971
Total investments	$502,941	$3,184,848	—	$3,687,789

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended November 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At November 30, 2016, securities valued at $3,184,848 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized

Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

16	Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report

(h) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Martin Currie Inc. (“Martin Currie”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Martin Currie and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Martin Currie monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund,

Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 1.35%, 1.00% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the six months ended November 30, 2016, fees waived and/or expenses reimbursed amounted to $134,225.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at November 30, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I	Class IS
Expires May 31, 2019	$4,171	$4,355	$158,995
Expires May 31, 2020	3,627	4,248	126,350
Fees waived/expense reimbursements subject to recapture	$7,798	$8,603	$285,345

For the six months ended November 30, 2016, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2016, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended November 30, 2016, there were no CDSCs paid to LMIS and its affiliates.

18	Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of November 30, 2016, Legg Mason and its affiliates owned 98% of the Fund.

3. Investments

During the six months ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$436,110
Sales	350,769

At November 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$105,392
Gross unrealized depreciation	(400,098)
Net unrealized depreciation	$(294,706)

4. Derivative instruments and hedging activities

During the six months ended November 30, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$136	$18
Class I	—	33
Class IS	—	22
Total	$136	$73

Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

For the six months ended November 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,627
Class I	4,248
Class IS	126,350
Total	$134,225

6. Shares of beneficial interest

At November 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2016		Period Ended May 31, 2016[1]
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,458	$14,795	10,000	$100,000
Net increase	1,458	$14,795	10,000	$100,000

Class I
Shares sold	4,353	$44,300	10,504	$105,000
Shares repurchased	(2)	(15)	—	—
Net increase	4,351	$44,285	10,504	$105,000

Class IS
Shares sold	—	—	380,000	$3,800,000
Net increase	—	—	380,000	$3,800,000

[1]	For the period November 30, 2015 (inception date) to May 31, 2016.

7. Deferred capital losses

As of May 31, 2016, the Fund had deferred capital losses of $32,929, which have no expiration date, that will be available to offset future taxable capital gains.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

20	Martin Currie International Unconstrained Equity Fund 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2016 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the sub-advisory agreement between the Manager and Martin Currie Inc. (“Martin Currie”) and the sub-advisory agreement between the Manager and Western Asset Management Company (“Western Asset”) pursuant to which Western Asset provides day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under such sub-advisory agreement. (Each sub-advisory agreement is referred to as a “Sub-Advisory Agreement.”) Martin Currie and Western Asset are each referred to herein as a “Sub-Adviser.” (The Management and Sub-Advisory Agreements are jointly referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 13, 2016, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager and the Sub-Advisers to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2016 meeting, reviewed and evaluated the supplemental materials provided to assist the Board in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 2, 2016.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. The Board considered that although no assets were currently being allocated to Western Asset, the Manager recommended that the Subadvisory Agreement with Western Asset be continued to permit allocation of assets to Western Asset at such time as the Manager determined to be appropriate. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and Martin Currie and available to be provided by Western Asset under the Management and Sub-Advisory Agreements, respectively. The Board also considered the supervisory activities provided by the Manager over the Sub-Advisers. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of

Martin Currie International Unconstrained Equity Fund	21

Board approval of management and subadvisory agreements (unaudited) (cont’d)

other funds in the Legg Mason fund complex, including the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers and the services rendered by the Manager and the Sub-Advisers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial resources of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight to be provided by the Manager. The Board also considered Martin Currie’s brokerage policies and practices, the standards applied in making best execution, the policies and practices regarding soft dollar usage and the existence of quality controls applicable to brokerage allocation procedures.

Since the Fund commenced operations on November 30, 2015, the Board concluded that there was not a sufficient period on which to judge performance.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and Martin Currie, respectively. The Board reviewed the subadvisory fees noting that the Manager, and not the Fund, pays the fee to Martin Currie and would pay the fee to Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Adviser which reduced the management fee to zero) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and Martin Currie charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, sets out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same asset class, including any subadvisory relationships with unaffiliated registered investment companies.

22	Martin Currie International Unconstrained Equity Fund

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were lower than median (first quintile) and that the actual expense ratio for the Class IS Shares was lower than the Broadridge expense group median (first quintile) and average and lower than the expense universe median.

With respect to profitability, the Board noted that the Fund commenced operations on November 30, 2015 and that, since Legg Mason’s profitability study is based on financial information and business data for the 12 months ended March 31, 2016, the information was based on a four-month period. The Board determined that the profitability was not excessive in light of the nature, extent and quality of services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to management of the Fund as the Fund’s assets have grown and whether the Fund has appropriately benefited from any economies of scale. Among other information, the Board reviewed management fee reductions due to waivers during the Manager’s 2016 fiscal year. Given the asset size of the Fund and the complex, waivers and the currently existing breakpoints, the Board concluded that any anticipated economies of scale were appropriately reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the cost of providing investment advisory and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits expected to be received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Martin Currie International Unconstrained Equity Fund	23

Martin Currie

International Unconstrained Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Martin Currie Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Martin Currie International Unconstrained Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Martin Currie International Unconstrained Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Martin Currie International Unconstrained Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

MCXX327991 1/17 SR16-2977

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: January 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: January 20, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: January 20, 2017